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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           -------------------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           -------------------------


       Date of Report (Date of earliest event reported) October 30, 1996
                        Commission File Number 0-21924


                                METROCALL, INC.
                           (Exact name of registrant)


       Delaware                                        54-1215634
(State of organization)                (I.R.S. Employer Identification Number)


            6677 Richmond Highway, Alexandria, Virginia  22306-6677
             (Address of principal executive offices and zip code)

                                 (703) 660-6677
                        (Registrant's telephone Number)





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ITEM 5.  OTHER EVENTS

         Metrocall, Inc., incorporates herein by reference the information contained in the press release filed as Exhibit 99 to this Current Report.


ITEM 7.  EXHIBITS

                                                                            SEQUENTIALLY
  EXHIBIT NO.                                                              Numbered Page
  -----------                                                              -------------
     99         Press Release by Metrocall, Inc.,
                dated October 30, 1996     . . . . . . . . . . . . . . . . . .     5





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           METROCALL, INC.



                                           BY:   /s/ VINCENT D. KELLY
                                               -------------------------------
                                               Vincent D. Kelly
                                               Chief Financial Officer



Dated:  October 30, 1996





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